UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This proxy statement is a revised version of the proxy statement for the registrant originally filed via EDGAR on December 30, 2015. The proxy statement has been revised from the original version to make certain non-material corrections to the information contained in the proxy statement concerning 5% beneficial ownership of the Fund’s shares.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

(NYSE: ISD)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

March 11, 2016

January 14, 2016

To the Stockholders:

NOTICE IS HEREBY GIVEN THAT the 2016 Annual Meeting of Stockholders (the “Meeting”) of Prudential Short Duration High Yield Fund, Inc., a Maryland corporation (the “Fund”), will be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on March 11, 2016 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 14, 2016:

1. To consider and vote upon the election of three (3) Class I Directors to the Fund’s Board of Directors, each to serve for a term ending at the 2019 annual meeting of the Fund’s stockholders and when his or her successor is duly elected and qualifies; and

2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 16, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

Deborah A. Docs

Secretary

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.

STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND THE MEETING, EACH STOCKHOLDER IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE

A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 11, 2016.

The Proxy Statement is available at www.prudentialfunds.com/cefproxy.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC. (NYSE: ISD)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

PROXY STATEMENT

January 14, 2016

Annual Meeting of Stockholders to Be Held on March 11, 2016

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc., a Maryland corporation (the “Fund”), of proxies to be voted at the 2016 Annual Meeting of Stockholders of the Fund to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on March 11, 2016 at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the “Meeting”). The purposes of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Board knows of no business other than the election of the three (3) Class I Directors, and procedural matters relating to the Meeting or the election of Directors, that may properly be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matter.

This Proxy Statement and the accompanying materials are first being made available to stockholders on or about January 14, 2016.

The Fund is organized as a Maryland corporation and is a registered investment company.

Prudential Investments LLC (“PI” or the “Manager”) serves as the Fund’s investment manager. PI and its predecessors have served as a manager or administrator to registered investment companies since 1987. PI’s principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc.1 (“PGIM” or the “Subadviser”) is the Fund’s subadviser. PGIM is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund. PGIM’s principal address is 655 Broad Street, Newark, New Jersey 07102. Both PI and PGIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). As of October 31, 2015, PI served as the manager to open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $252.9 billion. The Board, in addition to overseeing the actions of the Manager and Subadviser, decides upon matters of general policy relating to the Fund. The Fund does not have a principal underwriter.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-866-864-3926.

All properly authorized proxies received prior to or at the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are given, votes entitled to be cast by shareholders represented by the proxies will be cast “FOR” the election of each nominee listed in Proposal No. 1 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting. Stockholders who authorize proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation at or prior to the start of the

[1]	PGIM, Inc. was formerly known as Prudential Investment Management, Inc.

Meeting, by duly authorizing a proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s Bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of outstanding shares of the Fund’s common stock entitled to cast a majority of the votes entitled to be cast at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a stockholder who properly authorizes a proxy but instructs the proxy holder to “abstain” or “withhold authority” will be treated as present for determining the presence of a quorum.

The Board has fixed the close of business on December 16, 2015 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Each share of stock entitles the holder of the share as of the Record Date to cast one vote for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had 33,256,724 shares of Common Stock, par value $0.001 per share, outstanding and entitled to vote at the Meeting.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 655 Broad Street, Newark, New Jersey 07102 or call toll free at (800) 451-6788 or visit the Fund’s website at www.prudentialfunds.com or on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. The presence of stockholders of record as of the Record Date entitled to cast a majority of the votes entitled to be cast at the Meeting, in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A stockholder who properly executes a proxy but instructs the proxy holder to “abstain” or “withhold authority,” or who is present at the Meeting in person but who abstains from voting on any matter, and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be counted as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the election of each nominee listed in Proposal No. 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares in favor of the election of each nominee listed in Proposal No. 1.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the election of each nominee listed in Proposal No. 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your votes to be cast.

Required Vote

•	Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund’s common stock outstanding and entitled to vote thereon.

•	For purposes of the election of Directors, abstentions and broker non-votes, if any, will not be considered votes cast, and will have the same effect as a vote against the election of a Director.

In the event that a quorum is not present, or if proxies for sufficient votes to elect one or more of the nominees for election as Directors listed in Proposal No. 1 are not received by the time scheduled for the Meeting, the chair of the Meeting may adjourn the Meeting to another date and time without a vote of the stockholders present at the Meeting or the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of the stockholders present at the Meeting in person or by proxy, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Approval of any motion to adjourn the Meeting brought before the Fund’s stockholders will require the affirmative vote of a majority of the votes cast on such matter at the Meeting. If an adjournment is properly brought before the Meeting, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MARCH 11, 2016

The proxy statement and related materials are available at www.prudentialfunds.com/cefproxy.

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS I DIRECTORS OF THE FUND

In accordance with the Fund’s charter, upon completion of the Fund’s initial public offering, the Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) was divided into three classes: Class I, Class II and Class III.

The Class I Directors were elected for a term expiring at the Meeting and until their successors are duly elected and qualify. The Class II Directors were elected for a term expiring at the 2017 annual meeting of stockholders and until their successors are duly elected and qualify. The Class III Directors were elected for a term expiring at the 2018 annual meeting of stockholders and until their successors are duly elected and qualify.

Each Class I Director currently serving on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term expiring at the 2019 annual meeting of the Fund’s stockholders and until their successors are duly elected and qualify, or until they earlier resign or are otherwise removed. Any Director elected to fill a vacancy on the Board will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

The classes of the Fund’s current Directors and the Class I nominees are indicated below:

Class I Director Nominees

Ellen S. Alberding

Stuart S. Parker

Richard A. Redeker

Class II Directors

Kevin J. Bannon

Keith J. Hartstein

Stephen G. Stoneburn

Grace C. Torres

Class III Directors

Scott E. Benjamin

Linda W. Bynoe

Michael S. Hyland

The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) “FOR” the election of each of the Class I Director nominees listed above (Ellen S. Alberding, Stuart S. Parker, Richard A. Redeker). Each of the Class I Director nominees is currently a Class I Director and has indicated that he or she will serve if elected. However, if any Class I Director nominee should be unable to serve, proxies instructing the proxy holders to vote “FOR” such Class I Director nominee will be voted for any other person determined by the persons named as proxy holders in their discretion.

The Board of Directors is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable Maryland law. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Directors.”

Biographical Information for the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (57) Director Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (63) Director Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (63) Director Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (59) Director Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (70) Director Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Richard A. Redeker (72) Director & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (72) Director Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Directors (1)(2)

Stuart S. Parker (53) Director & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (42) Director & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (56) Director Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

(1)	Ms. Alberding and Mr. Hartstein joined the Board in September 2013. Mr. Parker and Ms. Torres joined the Board in January 2015. Each of the other Directors joined the Board in November 2011.
(2)	A Director is deemed to be “Interested,” as defined in the 1940 Act, by reason of his/her affiliation with PI and/or an affiliate of PI.
*	Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Director.

Biographical Information for Officers of the Fund. Biographical and other information relating to the officers of the Fund is set out below.

Fund Officers (1)(2)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C).

Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).

Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, SEC; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, SEC.

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(1)	Mr. Earnst became a Fund officer in September 2014. Ms. Lomuti and Ms. McMullin became Fund officers in April 2014. Each of the other individuals became a Fund officer in November 2011.
(2)	Excludes Stuart S. Parker and Scott E. Benjamin, Interested Directors, who serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Unless otherwise noted, the address of all Directors and Fund officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

•

There is no limit on the number of terms of office that Directors or officers may serve. The Board of Directors has adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Directors and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation and expenses of officers and employees of the Fund as well as the fees and expenses of all management Interested Directors.

The Fund pays each of its Independent Directors and non-management Interested Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors and non-management Interested Directors who serve on committees of the Board may receive additional compensation. The amount of annual compensation paid to each Independent Director and non-management Interested Director may change as a result of the introduction of additional funds on whose board the Directors may be asked to serve.

Independent Directors and non-management Interested Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Independent Directors’ and non-management Interested Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Independent Directors and non-management Interested Directors. Payment of the interest so accrued is also deferred and becomes payable at the option of the Independent Director/ non-management Interested Director. The Fund’s obligation to make payments of deferred Independent Directors’/non-management Interested Directors’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Independent Directors and non-management Interested Directors.

The following table sets forth the compensation paid by the Fund to the Independent Directors and non-management Interested Directors for service on the Board for the Fund’s fiscal year ended May 31, 2015, and the board of any other investment company in the Prudential mutual fund complex (the “Fund Complex”) for the calendar year ended December 31, 2014. Aggregate compensation received by Directors serving for the full calendar year ended December 31, 2015 is not expected to be materially different than the 2014 compensation detailed in the table below. With the exception of Grace C. Torres, who serves as a non-management Interested Director, Interested Directors do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors & Non-Management Interested Directors

Name and Position	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar Year*
Ellen S. Alberding±	$5,000	None	None	$220,000(33/70	)*
Kevin J. Bannon	$5,000	None	None	$225,000(34/71	)*
Linda W. Bynoe**	$5,000	None	None	$218,000(34/71	)*
Keith F. Hartstein**±	$5,000	None	None	$220,000(34/71	)*
Michael S. Hyland	$5,000	None	None	$229,000(33/70	)*
Douglas H. McCorkindale**†	$2,917	None	None	$218,000(33/70	)*
Stephen P. Munn ***	$5,000	None	None	$228,000(34/71	)*
James E. Quinn±	$5,000	None	None	$218,000(33/70	)*
Richard A. Redeker	$5,000	None	None	$283,000(34/71	)*
Robin B. Smith**†	$2,917	None	None	$218,000(33/70	)*
Stephen G. Stoneburn**	$5,000	None	None	$218,000(34/71	)*
Grace C. Torres††	$2,083	None	None	$15,724(27/64	)*

Explanatory Notes to Director Compensation Table

*	Compensation relates to portfolios that were in existence for any period during 2014. Number of funds and portfolios represent those in existence as of December 31, 2014, and excludes funds that have merged or liquidated during the year.
**	Under a deferred fee agreement, certain Independent Directors have elected to defer all or part of their total compensation from the Fund Complex. The total amount of deferred compensation accrued during the calendar year ended December 31, 2014, including investment results during the year on cumulative deferred fees, amounted to $49,034, $7,656, $168,543, $(4,508), $514,437 and $69,495 for Ms. Bynoe, Mr. Hartstein, Mr. McCorkindale, Mr. Redeker, Ms. Smith and Mr. Stoneburn, respectively.
***	Mr. Munn resigned from the Board as of September 18, 2015.
†	Mr. McCorkindale and Ms. Smith retired from the Board as of December 31, 2014.
††

Ms. Torres serves as a non-management Interested Director. Non-management Interested Directors receive compensation from the Fund for their service on the Board. Ms. Torres joined the Board as of January 1, 2015.

±	Ms. Alberding and Messrs. Hartstein and Quinn joined the Board as of September 1, 2013. Mr. Quinn resigned from the Board as of July 2, 2015.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—the Audit Committee, the Nominating and Governance Committee, and the Dryden Investment Committee. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Annex A and is available on the Fund’s website. During the fiscal year ended May 31, 2015, the Audit Committee met five times.

The membership of the Audit Committee is set forth below:

Kevin J. Bannon (Chair)

Ellen S. Alberding

Linda W. Bynoe

Richard A. Redeker (ex-officio)

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Directors to serve on the Board and making recommendations to the Board concerning Board composition, committee structure and governance, director education and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. During the fiscal year that ended May 31, 2015, the Nominating and Governance Committee met four times. The Nominating and Governance Committee Charter is attached as Annex B and is also available on the Fund’s website.

The membership of the Nominating and Governance Committee is set forth below:

Michael S. Hyland, CFA (Chair)

Keith F. Hartstein

Stephen G. Stoneburn

Richard A. Redeker (ex-officio)

Dryden Investment Committee: The Dryden Investment Committee reviews the performance of the closed-end funds in the Fund Complex. The Dryden Investment Committee reports the results of its review to the full Board of the Fund at each regularly scheduled Board meeting. During the fiscal year that ended May 31, 2015, the Dryden Investment Committee met four times.

The membership of the Dryden Investment Committee is set forth below:

Ellen S. Alberding (Chair)

Kevin J. Bannon

Scott E. Benjamin

Michael S. Hyland, CFA

Grace C. Torres

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, seven of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees — Audit, Nominating and Governance, and Dryden Investment Committee — and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Directors have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other hand, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees. During the fiscal year ended May 31, 2015, the Board met twelve times. Each Director then a Board Member attended all of the meetings of the Board and the committees of which he or she was a member. The Fund does not have a policy regarding the Directors’ attendance at annual meetings of stockholders, and no Directors attended the Fund’s annual meeting of stockholders held in March 2015.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Messrs. Redeker and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. Mr. Stoneburn has more than 30 years of experience as senior executive officer of operating companies and/or as a director of public companies. Mr. Redeker has more than 47 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Messrs. Bannon and Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President,

Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Ms. Torres, a non-management Interested Board Member of the Fund and other funds in the Fund Complex, formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA). Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered investment company involves a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Manager, subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors and by executive search firms which the committee may engage from time to time and will also consider stockholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend a person for nomination for election as a Director should submit his or her recommendation in writing to the Chair of the Board (Richard A. Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the Fund, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Fund as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the shares of stock of the Fund held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, committee members and other Directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Director’s stock ownership in the Fund and in all registered funds in the Fund Complex that are overseen by the respective Director as of December 31, 2015 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Michael S. Hyland	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Director Share Ownership: Interested Directors
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	$10,001 – $50,000	Over $100,000
Grace C. Torres	None	Over $100,000

As of December 31, 2015, none of the Independent Directors or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadviser.

Stockholder Communications with Directors. Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102. Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Report of the Audit Committee

The Board of Directors of the Fund has an Audit Committee consisting of Kevin J. Bannon (Chair), Ellen S. Alberding, Linda W. Bynoe and Richard A. Redeker (ex-officio). Each member of the Audit Committee (i) is not an “interested person” of the Fund or of PI, within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended May 31, 2015. The Audit Committee has a charter, a copy of which is attached as Annex A and is also available on the Fund’s web site at http://www.prudentialfunds.com.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the types of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on July 21, 2015, the Audit Committee reviewed and discussed the Fund’s audited financial statements as of and for the year ended May 31, 2015 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accountants.3 The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the Fund’s audited financial statements as of and for the year ended May 31, 2015 be included in the Fund’s annual report to stockholders for the fiscal year ended May 31, 2015.

Submitted by the Audit Committee of the Fund’s Board of Directors

Stephen P. Munn (Chair)

Ellen S. Alberding

Kevin J. Bannon

Richard A. Redeker (ex-officio)

July 21, 2015

[3]	The membership of the Fund’s Audit Committee as of the July 21, 2015 meeting consisted of Stephen P. Munn (Chair), Ellen S. Alberding, Kevin J. Bannon, and Richard A. Redeker (ex-officio).

Board Recommendation and Required Vote

Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund’s common stock outstanding and entitled to vote thereon. For purposes of the election of Directors, abstentions and broker non-votes, if any, will not be considered votes cast, and will have the same effect as a vote against the election of a Director.

The Board of Directors, including the Directors who are not “interested” persons, unanimously recommends that stockholders of the Fund vote FOR each of the nominees for election as a Class I Director.

SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER COMMUNICATIONS

All proposals by stockholders of the Fund that are intended to be included in the Fund’s proxy statement for, and presented at, the 2017 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September 16, 2016. Stockholder proposals are subject to certain regulations under the federal securities laws. The Fund’s Bylaws currently provide that any stockholder who desires to bring a proposal at the 2017 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed c/o Prudential Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102) during the 30 day period from August 17, 2016 to 5:00 P.M. Eastern Time on September 16, 2016, accompanied by the information and certifications required by the Fund’s Bylaws.

However, the Fund’s Bylaws currently provide that, if the Fund’s 2017 Annual Meeting of Stockholders is held earlier than February 9, 2017 or later than April 10, 2017, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2017 Annual Meeting of Stockholders, as originally convened, and no later than 5:00 P.M., Eastern Time, on the later of the 120th day prior to the date of the 2017 Annual Meeting of Stockholders, as originally convened, or the tenth day following the public announcement of the date of the 2017 Annual Meeting of Stockholders, accompanied by the information and certifications required by the Fund’s Bylaws.

A stockholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund c/o Prudential Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 345 Park Avenue, New York, New York 10154, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending May 31, 2016. A representative of KPMG will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by KPMG for professional services for the fiscal year ended May 31, 2015.

Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
$41,200	None	None	None

*	“Audit-Related Fees” include services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the Fund’s common stock.

**	“Tax Fees” are those fees related to KPMG’s tax consulting services, including primarily the review of the Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by KPMG, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by KPMG to the Fund, and all non-audit services to be provided by the independent accountants to the Manager and any entity controlling, controlled by or under common control with the Manager (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. For the fiscal year ended May 31, 2015, all of the audit and non-audit services described above for which KPMG billed the Fund fees were pre-approved by the Audit Committee as required.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and rendered to the Manager or its Affiliates that provide ongoing services to the Fund for the fiscal year ended May 31, 2015 is $0.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon (“BNY Mellon”) is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is One Wall Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s common stock, as well as PI and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that during the fiscal year ended May 31, 2015 all such filing requirements were met with respect to the Fund.

Credit Agreement

On May 11, 2012, the Fund entered into a credit agreement with a financial institution that may be amended from time to time. As of May 31, 2015, the Fund had $175,000,000 outstanding under the credit agreement.

Broker Non-Votes and Abstentions

Stockholders represented by properly authorized proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as stockholders that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” any proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

5% Beneficial Ownership

At December 16, 2015, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s outstanding stock are noted below:

As of the close of business on December 16, 2015, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 33,251,469.314489 shares, equal to approximately 99.99% of the Fund’s outstanding shares.

Based on Schedule 13G filed by Morgan Stanley & Company, as of December 31, 2014, Morgan Stanley & Company owned beneficially 6.0% of the Fund’s outstanding shares.

Based on Schedule 13G filed jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., as of August 31, 2015, certain unit investment trusts sponsored by First Trust Portfolios L.P. (of which The Charger Corporation is the General Partner) beneficially owned 9.18% of the Fund’s outstanding shares.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with these proxies will be borne by the Fund. Proxies may also be solicited in person by officers of the Fund and by regular employees of PI or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board of Directors does not know of any other matter that may properly be brought before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies with their discretion on such matter.

By Order of the Board of Directors,

Deborah A. Docs

Secretary

January 14, 2016

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO VOTE BY PROXY ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

AUDIT COMMITTEE CHARTER

OF THE PRUDENTIAL RETAIL MUTUAL FUNDS

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Prudential Retail Mutual Fund (each, a “Fund”) shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)        no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)        no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)        at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)        at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)        to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)        to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c)        to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)        to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e)        to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement; and

(f)        to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)       to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)       to terminate, as appropriate, the independent accountants;

(c)       to monitor the independence and capabilities of the independent accountants;

(d)       to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)       to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)       to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)       to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h)       to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)       to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j)       to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k)       to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l)       to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)       to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n)       to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(o)       [Exchange-listed closed-end funds only] to review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies;

(p)       to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund’s financial statements ([Exchange-listed closed-end funds only] including the effects of alternative generally accepted accounting principles (“GAAP”) methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(q)       to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(r)       to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(s)       to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(t)       to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(u)       [Exchange-listed closed-end funds only] to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(v)       to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(w)       to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(x)       to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(y)       to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(z)       [Exchange-listed closed-end Funds only] to discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(aa)       at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(bb)       to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(cc)       [Exchange-listed closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(dd)       to report the Committee’s activities and conclusions on a regular basis to the Board of Directors ([Exchange-listed closed-end funds only] including reviewing any issues that arise with respect to the quality or integrity of the Fund’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(ee)       [Exchange-listed closed-end funds only] to evaluate the qualifications, independence and performance of the Fund’s independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(ff)       to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(gg)       to evaluate annually the performance of the Audit Committee;

(hh)       [Exchange-listed closed-end funds only] to discuss with management the Fund’s major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund’s risk assessment and risk management policies;

(ii)       [Exchange-listed closed-end funds only] to make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) made a recommendation to the Board of Directors as to whether the financial statements should be included in the Fund’s annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(jj)       to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

ANNEX B

NOMINATING & GOVERNANCE COMMITTEE CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•

Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors and Non-Management Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•

Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•

Reviewing each Director’s beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•

Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

[1]	Audit Committee financial experts were last designated April 2015. The Governance Committee will review this designation every year ending in an odd number.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•

Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•

Annually monitoring the attendance by each Independent Director and Non-Management Director at educational seminars, conferences or similar meetings. The Board encourages each Independent and Non-Management Director to attend at least one such meeting per year. Any Independent or Non-Management Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent or Non-Management Directors before or shortly after the new Director joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “recommended practices.”

•	Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•	Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

– annual Director fees;

– supplemental compensation for Committee service;

– supplemental compensation for serving as a Committee Chair;

– Board or Committee meeting attendance fees;

– daily Director service fees or per diem amounts, as contemplated by the Board Compensation Policy; and

– expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

B-2

Process for Review of Operating Company Board Service

From time to time, an Independent Director or Non-Management Director may be asked to serve on an operating company Board. Subject to confidentiality considerations, such Director is encouraged to notify the Chair of the Committee and Independent Directors’ counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Director.

B-3

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 655 Broad Street 17th Floor Newark, NJ 07102 on March 11, 2016

Please detach at perforation before mailing.

PROXY	PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.	PROXY

2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 11, 2016

THIS PROXY OF PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC. IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Prudential Short Duration High Yield Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Claudia DiGiacomo, Deborah A. Docs and Raymond A. O’Hara, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of the Fund to be held at 655 Broad Street, 17th Floor, Newark New Jersey 07102, on March 11, 2016, at 11:00 a.m., Eastern Time, or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the 2016 Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH OF THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable
Signature (if held jointly)
Date

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2016Annual Meeting of Stockholders of

Prudential Short Duration High Yield Fund, Inc. to Be Held on March 11, 2016.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/pru-26256

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

The Board of Directors recommends a vote “FOR” the following nominees.

1.	Election of Directors – Class I:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.Ellen S. Alberding 02. Stuart S. Parker 03. Richard A. Redeker	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

☐	CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

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